Pledged Assets [Text Block]	6 Months Ended
Sep. 30, 2013
Pledged Assets [Text Block]

6.    PLEDGED ASSETS

At September 30, 2013, assets mortgaged, pledged, or otherwise subject to lien were as follows:

September 30, 2013
(in millions)
Trading account securities	¥12,796,546
Investment securities	4,043,072
Loans	7,972,195
Other	73,780

Total	¥24,885,593

The above pledged assets were classified by type of liabilities to which they related as follows:

September 30, 2013
(in millions)
Deposits	¥591,469
Call money and funds purchased	535,246
Payables under repurchase agreements and securities lending transactions	13,920,298
Other short-term borrowings and long-term debt	9,493,934
Other	344,646

Total	¥24,885,593

In addition, at September 30, 2013, certain investment securities, principally Japanese national government and Japanese government agency bonds, loans and other assets aggregating to ¥21,985,614 million were pledged as collateral for acting as a collection agent of public funds, for settlement of exchange at the Bank of Japan and the Tokyo Bankers Association, for derivative transactions and for certain other purposes.

The MUFG Group engages in on-balance sheet securitizations. These securitizations of mortgage and apartment loans, which do not qualify for sales treatment, are accounted for as secured borrowings. The amount of loans in the table above represents the carrying amount of these transactions with the carrying amount of the associated liabilities included in other short-term borrowings and long-term debt.

At March 31, 2013 and September 30, 2013, the cash collateral paid for derivative transactions, which is included in Other assets, was ¥1,573,698 million and ¥1,056,992 million, respectively, and the cash collateral received for derivative transactions, which is included in Other liabilities, was ¥366,544 million and ¥345,058 million, respectively.